Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Esterline Technologies Corporation (the "Company") on Form 10-K for the fiscal year ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Robert W. Cremin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. [SECTION]1350, as adopted pursuant to [SECTION]906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 17, 2003

By:	/s/ Robert W. Cremin

Robert W. Cremin
Chairman, President and Chief Executive Officer

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